EXHIBIT 99.1

Tel: 215-564-1900 Fax: 215-564-3940 www.bdo.com	Ten Penn Center 1801 Market Street, Suite 1200 Philadelphia, PA 19103

Independent Accountant’s Report on Applying Agreed-Upon Procedures

Clifford Capital Asset Finance Pte. Ltd.

Singapore 189767

We have performed the procedures enumerated below on the Bayfront IABS VII Pte. Ltd. Notes Transaction information (the “Subject Matter”) of Clifford Capital Asset Finance Pte. Ltd (the “Company” or “Responsible Party”). The Company is responsible for the Bayfront IABS VII Pte. Ltd. Notes Transaction information.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Company, BNP Paribas (acting through its Singapore Branch, J.P. Morgan Securities plc, MUFG Securities Asia Limited Singapore Branch, Société Générale, and Standard Chartered Bank (Singapore) (collectively, the “Specified Parties”) in their performance of due diligence on the Bayfront IABS VII Pte. Ltd. Notes Transaction information. Additionally, the Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the sufficiency of the procedures described below, either for the purpose for which the report has been requested or for any other purpose.

Purchase Contract File to Data Files Comparison Procedures

1.	We obtained from the Company the following:

a.	Electronic data files labeled

i.	“Bayfront VII Asset Portfolio_2025-10-21.xlsx”,
ii.	“071025 Alstonia Asset Data Tape – DSCR.xlsx”,
iii.	“101025 Alstonia Asset Data Tape (Private with Supporting Data) .xlsx”,
iv.	“Alstonia Asset Transfer List 2025-10-10 - For BDO.xlsx”,
v.	“20250831 Clifford Capital Asset Finance Pte. Ltd. - Loan Asset Schedule_v2 - for AUP (+ Dhuruma, Aligned DC) (+ J5 No. 1-8).xlsx”,
vi.	“Loan Schedule_C3SPL - for AUP.xlsx”,
vii.	“20250830 CC RSP I Pte. Ltd. - Loan Asset Schedule - for AUP.xlsx”
viii.	“20251009 CC RSP I Pte. Ltd. - Loan Asset Schedule - Enfragen & Thalassius updated.xlsx” and
ix.	“J5N1-8 v2.xlsx” (collectively, the “Data Files”) containing information relating to the project finance obligations (the “Receivables”) as of the close of business on dates specified by the Company (the “Cut-Off Date”);

b.	Source documents, as it relates to underlying assets within the Notes Transaction, consisting of, but not limited to:

i.	Loan and Facility Agreements
ii.	Lease Agreements
iii.	Amortization schedules from agent or participation bank
iv.	Utilization date / closing date/ delivery date documents
v.	DSCR Compliance Certificates

BDO USA, P.C., a Virginia professional corporation, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

vi.	Hedging Agreements
vii.	Benchmark Rate Transition Documents (amendment facility agreements)
viii.	Pricing Letters (i.e. Trade documents)
ix.	Transfer certificates
x.	Funded Risk Participation Agreements
xi.	Originator Shareholder Loan Agreements
xii.	Sponsor Loan Agreements
xiii.	Clifford Capital Credit Solutions Pte. Ltd. (“CCCS”) Purchase and Sale Agreements
xiv.	Operational and Construction Reports
xv.	Development Progress Report
xvi.	Project Specific Websites:

1.	https://www.bridgedatacentres.com/MALAYS.html
2.	https://www.mol.co.jp/en/pr/2018/18035.html
3.	https://www.mol.co.jp/en/pr/2018/18007.html

4.	https://www.power-technology.com/data-insights/power-plant-profile-teesta-iii-india/#:~:text=Teesta%20III%20is%20a%201%2C200,developed%20in%20a%20single%20phase.

5.	https://www.gem.wiki/Jambaran-Tiung_Biru_(JTB)_Gas_Project_(Indonesia)
6.	https://www.vesselfinder.com/vessels/details/9750232
7.	https://www.vesselfinder.com/vessels/details/9750220

8.	https://www.sembcorp.com/id/en/news-and-insights/news/2025/sembcorp-and-pln-nusantara-power-launches-first-utility-scale-integrated-solar-and-energy-storage-project-in-indonesia/

9.	https://www.ram.com.my/pressrelease/?prviewid=6689#:~:text=The%20commissioning%20process%20commenced%20in,balance%20sheet%20is%20highly%20leveraged.

10.	https://www.seatrade-maritime.com/terminals/puerto-aguadulce-receives-call-from-largest-boxship-to-arrive-in-south-america
11.	https://realassets.ipe.com/news/omers-backed-french-fibre-firm-xpfibre-secures-6bn-in-credit-facilities/10076296.article

xvii.	Third party report (Apex CCAF Portfolio Tracker – 03/09.2025 and Rpt04_Portfolio_Tracker_v4.5.1_CCCS_Sep25vf)
xviii.	Moody’s Credit Estimate Letters
xix.	Moody’s Rating factors schedule
xx.	Fitch Credit Estimate Letters
xxi.	Global Fitch Rating Criteria Report
xxii.	World Bank Group Guarantees Websites

1.	https://www.miga.org/project/cambodian-transmission-limited-0
2.	https://www.miga.org/project/cambodian-transmission-limited-1

c.	“Securitization Offering Memorandum” refers to pages 243 to 250 of “Alstonia - Preliminary IM (28 October 2025).PDF”.

We performed no procedures to determine the completeness of the electronic data files listed above and provided to BDO by the Company. We also performed no procedures to determine the completeness or accuracy of the source documents or the Securitization Offering Memorandum listed above and provided to BDO by the Company.

Asset File to Data File Comparison Procedures

2.	We performed the procedures set forth below for all 46 receivables included in the Data Files obtained in step 1 above.

a.	For each data field listed below (the “Specified Attributes”) in the Data Files listed, we compared to the underlying agreements and/or other source information obtained in step 1 above and found them to be in agreement, except for the identified findings listed in Exhibit A. For each Specified Attribute that is denoted as “N/A” in the data file(s), no procedures were performed.

Specified Attributes	Sources in order of priority	Data File(s)
Status (Operational or Under Construction)[1]

1)     Lease Agreement(s)

2)     Operational and Construction Reports

3)     Project Specific Website

4)     Third party report (Apex CCAF Portfolio Tracker – 03/09.2025 and Rpt04_Portfolio_Tracker_v4.5.1_CCCS_Sep25vf)

Bayfront VII Asset Portfolio_2025-10-21.xlsx 101025 Alstonia Asset Data Tape (Private with Supporting Data)
Commercial Operation Date (“COD”)	1) Development Progress Report 2) Lease Agreement(s) 3) Operational and Construction Reports 4) Project Specific Website	101025 Alstonia Asset Data Tape (Private with Supporting Data)
Completion rate	1) Development Progress Report 2) Lease Agreement(s) 3) Operational and Construction Reports	101025 Alstonia Asset Data Tape (Private with Supporting Data)
Benchmark Rate[2]	1) Loan / Facility Agreement(s) 2) Hedging Agreement(s) 3) Benchmark Rate Transition Documents (amendment facility agreements)	Bayfront VII Asset Portfolio_2025-10-21.xlsx
Margin over LIBOR and margin over SOFR[2]	1) Loan / Facility Agreement(s) 2) Hedging Agreement(s) 3) Benchmark Rate Transition Documents (amendment facility agreements)	Bayfront VII Asset Portfolio_2025-10-21.xlsx
Mode of Transfer (Direct Assignment, Sub-Participations and Bonds)	1) Pricing Letters	Bayfront VII Asset Portfolio_2025-10-21.xlsx 101025 Alstonia Asset Data Tape (Private with Supporting Data)

1 Management defined projects as operational if one of the following criteria was met:

1)	Lease agreement outlines a commencement date prior to the date of this report,
2)	Operational and construction reports have a completion percentage of over 80% in the aggregate or the project is already generating revenue.

2 The Specified Parties have agreed that differences of +/- 10 basis points will not be considered a findin

Dropdown Amount (US$)[3]	1) Pricing Letters 2) Transfer Certificates 3) Funded Risk Participation Agreements	Bayfront VII Asset Portfolio_2025-10-21.xlsx
Final Maturity[4]	1) Loan / Facility Agreement(s) 2) Amortization schedules from agent or participation banks 3) Utilization Date/ Closing Date/ Delivery Date documents	Bayfront VII Asset Portfolio_2025-10-21.xlsx 101025 Alstonia Asset Data Tape (Private with Supporting Data)
Moody's Rating Factor[2]	1) Moody's Credit Estimate Letters 2) Moody’s Rating factors schedule	Bayfront VII Asset Portfolio_2025-10-21.xlsx
Fitch Rating Factor[2]	1) Fitch Credit Estimate Letters 2) Global Fitch Rating Criteria report	Bayfront VII Asset Portfolio_2025-10-21.xlsx
Moody's Rating	1) Moody's Credit Estimate Letters	Bayfront VII Asset Portfolio_2025-10-21.xlsx
Fitch Rating[5]	1) Fitch Credit Estimate Letters	Bayfront VII Asset Portfolio_2025-10-21.xlsx
Sub-Sector	1) Third party report (Apex CCAF Portfolio Tracker – 03/09.2025 and Rpt04_Portfolio_Tracker_v4.5.1_CCCS_Sep25vf) 2) Project Specific Website	Bayfront VII Asset Portfolio_2025-10-21.xlsx 101025 Alstonia Asset Data Tape (Private with Supporting Data)
Country of Project[6]	1) Loan / Facility Agreement(s) 2) Lease Agreement(s) 3) Operational and Construction Reports 4) Project Specific Website	Bayfront VII Asset Portfolio_2025-10-21.xlsx 101025 Alstonia Asset Data Tape (Private with Supporting Data)

3 Differences of less than $1,000 were not considered a finding.

4 Differences of less than 30 business days and within the same calendar month were not considered finding.

5 Management defined Fitch Rating specifically as the Issuer Default Credit Opinion rating.

6 Represents the physical location of the project.

Country of Risk[7]	1) Loan / Facility Agreement(s) 2) Operational and Construction Reports 3) Project Specific Website	Bayfront VII Asset Portfolio_2025-10-21.xlsx
Covered (Covered or Uncovered)[8]	1) World Bank Group Guarantees Website	Bayfront VII Asset Portfolio_2025-10-21.xlsx
ECA/MFI loans (MFI or No)[9]	1) World Bank Group Guarantees Website	Bayfront VII Asset Portfolio_2025-10-21.xlsx
Currency	1) Loan / Facility Agreement(s)	Bayfront VII Asset Portfolio_2025-10-21.xlsx
Last 3 years' Historical Average DSCR[2]	1) DSCR Compliance Certificate(s)	101025 Alstonia Asset Data Tape (Private with Supporting Data) 071025 Alstonia Asset Data Tape – DSCR.xlsx
Event of Default DSCR[10] level[2]	1) Loan / Facility Agreement(s)	101025 Alstonia Asset Data Tape (Private with Supporting Data) 071025 Alstonia Asset Data Tape – DSCR.xlsx
Fully Amortizing (Yes or No) [11]	1) Loan / Facility Agreement(s) 2) Amortization schedules from agent or participation bank 3) Hedging Agreement(s)	101025 Alstonia Asset Data Tape (Private with Supporting Data)
Loan Amount in Portfolio ($mn)[3]	1) Pricing Letters	101025 Alstonia Asset Data Tape (Private with Supporting Data)
Weighted average life of the portfolio (WAL)[2]	1) Loan / Facility Agreement(s) 2) Amortization schedules from agent or participation bank 3) Hedging Agreement(s)	Bayfront VII Asset Portfolio_2025-10-21.xlsx,
Weighted average spread over SOFR (WAS over SOFR)[2]	1) Loan / Facility Agreement(s) 2) Hedging Agreement(s) 3) Benchmark Rate Transition Documents (amendment facility agreements)	Bayfront VII Asset Portfolio_2025-10-21.xlsx

7 Represents the country where the source of payment risk was expected from to fund the project.

8 Management defined Covered or Uncovered specifically as it relates to a guarantee from the World Bank Group, if a project is specifically listed as covered, whereas if a project does not appear within the search performed it is considered an uncovered asset.

9 Management defined ECA/MFI specifically as it relates to whether the project is part of a financing arrangement supported by an Export Credit Agency (ECA) or a Multilateral Financial Institution (MFI). If a project is specifically listed on the World Bank Group Guarantees website it is “MFI”, whereas if a project does not appear within the search performed it is considered a “No”.

10 DSCR relates to Debt Service Coverage Ratio

11 Fully amortizing has been determined to represent where the final repayment represents 20% or less of the original balance.

For each specified attribute from the Data File(s) listed below, we recalculated the specified attributes, noting no findings:

Specified Attributes	Recalculation Procedures	Data File(s)
Last 3 years' Historical Average DSCR[2]

Recalculated the average annual (2022, 2023, and 2024) DSCR by using the (Monthly, Quarterly, Semi Annual or Annual) DSCR from compliance certificates and compared the resulting DSCR to the DSCR bucket within the data file.

Additionally, we recalculated the 2025 (Monthly, Quarterly, or Semi Annual) DSCR available to date from the compliance certificates and compare the resulting DSCR to the data file.

101025 Alstonia Asset Data Tape (Private with Supporting Data) 071025 Alstonia Asset Data Tape – DSCR.xlsx
Loan Amount in Portfolio ($mn)[3]	Recalculated the amounts transferred between the buyer and seller from the pricing letters and agreed the values to the loan amount in Portfolio listed in the data file.	101025 Alstonia Asset Data Tape (Private with Supporting Data)
Percentage of Portfolio[2]	Recalculated by dividing the loan amount in portfolio by the total commitment amount.	101025 Alstonia Asset Data Tape (Private with Supporting Data)
Average commitment amount[3]	Recalculated by dividing the total commitment amount within the securitization by the total number of loans within the portfolio.	Bayfront VII Asset Portfolio_2025-10-21.xlsx
Weighted average life of the portfolio (WAL)[2]

1.     Utilized the relevant loan schedules for each specific loan as listed in this procedure, recalculated the % of the loan repaid for each monthly period and agreed the resulting amount to the applicable data file schedule;

2.     Recalculated the weighted average life of each loan based on the monthly repayment percentages multiplied by the time to issue date;

3.     Recalculated the weighted average life of the portfolio by taking the weighted average life of each loan calculated above weighted by each loan’s commitment amount.

Data File Schedule:

Bayfront VII Asset Portfolio_2025-10-21.xlsx

Loan Schedules:

1)   20250831 Clifford Capital Asset Finance Pte. Ltd. - Loan Asset Schedule_v2 - for AUP (+ Dhuruma, Aligned DC) (+ J5 No. 1-8).xlsx,

2)   Loan Schedule_C3SPL - for AUP.xlsx,

3) 20250830 CC RSP I Pte. Ltd. - Loan Asset Schedule - for AUP.xlsx, 4) 20251009 CC RSP I Pte. Ltd. - Loan Asset Schedule - Enfragen & Thalassius updated.xlsx, and 5) J5N1-8 v2.xlsx
Weighted average spread over SOFR (WAS over SOFR)[2]	Recalculated the weighted average spread over SOFR by multiplying each loan’s commitment amount by its spread over SOFR during November 2025, summing those products, and then divided by the total commitment amount.	Bayfront VII Asset Portfolio_2025-10-21.xlsx

Securitization Offering Memorandum Procedures

3.	Using the following information or data:

a.         Information on the “Bayfront VII Asset Portfolio_2025-10-21.xlsx” file and “Alstonia Asset Transfer List 2025-10-10 - For BDO.xlsx” data file(s), and

b.        Securitization Offering Memorandum,

We performed the following procedures and noted no findings:

a.	recalculated the number of projects, collateral obligations, aggregate principal balance outstanding (US$ million) and percentage of aggregate principal balance outstanding in Portfolio for the following elements utilizing the “Bayfront VII Asset Portfolio_2025-10-21.xlsx”:

i.	Mode of transfer (loan assignment, loan sub-participation or bond)
ii.	Aggregate purchase consideration, outstanding amount as of Issue Date of the Originator Shareholder Loan Agreement and the Sponsor Loan Agreement
iii.	Deferred purchase amounts under the CCCS Purchase and Sale Agreement
iv.	Underlying currency;
v.	Commitment amount outstanding per Collateral Obligation (US$ million)
vi.	Portfolio by maturity year
vii.	Underlying credit estimate and corresponding Moody’s and Fitch Rating Factors.
viii.	Portfolio by sub-sector;
ix.	Supported by multilateral financial institutions
x.	Country where project is located
xi.	Country where ultimate source of payment risk is located
xii.	Percentage of aggregate principal balance outstanding relating to operational projects

b.	agreed the results of our recalculation to the corresponding information provided by the Company, prior to the finalization of the Securitization Offering Memorandum and;

c.	compared the results of our recalculations to the corresponding information in the Securitization Offering Memorandum. For purposes of this procedure, the Company and Specified Parties agreed that differences of +/- 10 basis points are not considered a finding.

4.	Using the following information or data:

a. Information on the “071025 Alstonia Asset Data Tape – DSCR.xlsx”, and

b. Securitization Offering Memorandum.

We performed the following procedures and noted no findings:

a.	recalculated the number of projects, collateral obligations, aggregate principal balance outstanding (US$ million) and percentage of aggregate principal balance outstanding for the Average 2024 DSCR, Average 2023 DSCR, and Average 2022 DSCR;
b.	agreed the results of our recalculation to the corresponding information provided by the Company, prior to the finalization of the Securitization Offering Memorandum and;
c.	compared the results of our recalculations to the corresponding information in the Securitization Offering Memorandum. For purposes of this procedure, the Company and Specified Parties agreed that differences of +/- 10 basis points are not considered a finding.

The procedures outlined above were limited to comparing or recalculating certain information that is further described in the procedures above. The Responsible Party was responsible for the electronic data files, source documents, and Securitization Offering Memorandum as listed in procedures 1a, 1b, and 1c. We were not requested to perform, and we have not performed, any procedures other than those outlined above. We have not verified, and we make no representation as to, the completeness, accuracy or reasonableness of the electronic data files, source documents, and Securitization Offering Memorandum upon which we relied on to perform our procedures as listed in procedures 1a, 1b and 1c, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the assets underlying the Bayfront IABS VII Pte. Ltd. Notes Transaction, (b) questions of legal or tax interpretation, and (c) the accuracy, completeness, or reasonableness of any instructions, assumptions, and methodologies provided to us by the Responsible Party that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were engaged by Clifford Capital Asset Finance Pte. Ltd. to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on evaluating the accuracy of certain information related to the Bayfront IABS VII Pte. Ltd. Notes Transaction information. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Evaluating or making any findings on any of the following:

i.	Whether the origination of the Bayfront IABS VII Pte. Ltd. Notes Transaction conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The fair value of the collateral securing such assets; we have not performed any procedures with respect to the fair value of the securities being offered in the Transaction or the Collateral Obligations within the Transaction. BDO expresses no opinion on the current fair value of these securities or whether the determinations of fair value are consistent with Accounting Standards Codification 820, “Fair Value Measurements and Disclosures”.
iii.	Whether the originator(s) of the assets complied with federal, state, or local laws or regulations, or
iv.	Any other factor or characteristic of the Bayfront IABS VII Pte. Ltd. Notes Transaction that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions.
v.	The interpretation of the Securitization Offering Memorandum included in connection with our procedures; and

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of Clifford Capital Asset Finance Pte. Ltd., BNP Paribas (acting through its Singapore Branch), J.P. Morgan Securities plc, MUFG Securities Asia Limited Singapore Branch, Société Générale, and Standard Chartered Bank (Singapore) Limited, and is not intended to be, and should not be, used by anyone other than these specified parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

A non-specified party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17g-5 of the United States Securities Exchange Act of 1934). This report is not intended to test compliance with Regulation RR, 17 C.F.R Part 246, adopted jointly by the SEC and other federal agencies in October 2014 (the “Credit Risk Retention Rule”).

/S/ BDO USA, P.C.

November 5, 2025

Tel: 215-564-1900 Fax: 215-564-3940 www.bdo.com	Ten Penn Center 1801 Market Street, Suite 1200 Philadelphia, PA 19103

Exhibit A – Identified Findings

In applying our agreed-upon procedures as outlined above, we observed the following findings:

Specified Attribute	Asset ID	Data file	Per Date File	Per Source Document	Comment
Final Maturity
	R1.ENFRAG_F01_01TLN_JPM	Bayfront VII Asset Portfolio_2025-10-21.xlsx / 101025 Alstonia Asset Data Tape (Private with Supporting Data).xlsx	11/16/2028

This specified attribute could not be agreed to any of the sources of priority, as the final maturity in the loan agreement was based on five years after the closing date.

Management provided an email noting that the closing date was 16 November 2023. Management states the email originated from the lead participating bank.

	EMBICO_F01_01TLN	Bayfront VII Asset Portfolio_2025-10-21.xlsx / 101025 Alstonia Asset Data Tape (Private with Supporting Data).xlsx	7/6/2029

This specified attribute could not be agreed to any of the sources of priority, as the final maturity in the loan agreement was based on seven years after the closing date.

Management provided an email from the loan facility agent noting that the closing date was 7 July 2022. Management states the email originated from the loan facility agent.

BDO USA, P.C., a Virginia professional corporation, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

IRBIFR_F01_02BND_SD	Bayfront VII Asset Portfolio_2025-10-21.xlsx / 101025 Alstonia Asset Data Tape (Private with Supporting Data).xlsx	3/11/2031	3/11/2032

The maturity stated in the source document is in March 2032.

Management states that the Company used an assumption utilizing March 2031 as the stated maturity since it was the first optional redemption date of the bond where the redemption price is at par, as per the source document.

Fitch Ratings
SARAWA_F01_01TLN_MUFG	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed	Not Disclosed	Management states that the rating in the data file is different and notched up from the rating in the source document, as per guidance given to the Company verbally and via email from Fitch.
VINFAS_F02_01TLN	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed	Not Disclosed	Management states that the rating in the data file is different and notched up from the rating in the source document, as per guidance given to the Company verbally and via email from Fitch.
Fitch Rating Factor
SARAWA_F01_01TLN_MUFG	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed	Not Disclosed	Management states that the rating factor in the data file is different and lower than the rating factor in the source document, as per guidance given to the Company verbally and via email from Fitch.
VINFAS_F02_01TLN	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed	Not Disclosed	Management states that the rating factor in the data file is different and lower than the rating factor in the source document, as per guidance given to the Company verbally and via email from Fitch.

Moody’s Ratings
ALTIUS_F01_01TLN	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed	Not Disclosed	Management states that the rating in the data file is different and notched up from the rating in the source document, as per guidance given to the Company verbally and via email from Moody’s.
GRPPML_F01_02TLN_CCPL	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed

This specified attribute could not be agreed to any of the sources of priority. Management states that the rating in the data file is different and notched down from the public credit rating of the loan’s guarantor (Greenko Energy Holdings), as per guidance given to the Company verbally and via email from Moody’s.

R1.GRPPML_F02_02TLN_CCCS	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed

This specified attribute could not be agreed to any of the sources of priority. Management states that the rating in the data file is different and notched down from the public credit rating of the loan’s guarantor (Greenko Energy Holdings), as per guidance given to the Company verbally and via email from Moody’s.

CPORTF_F01_01TLN	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed	Not Disclosed	Management states that the rating in the data file is different and notched down from the rating in the source document, as per guidance given to the Company verbally and via email from Moody’s.
GRKWIN_F02_02BND_SD	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed

This specified attribute could not be agreed to any of the sources of priority. Management states that the rating in the data file is different and notched down from the public credit rating of the bond’s guarantor (Greenko Energy Holdings), as per guidance given to the Company verbally and via email from Moody’s.

Moody’s Rating Factor
ALTIUS_F01_01TLN	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed	Not Disclosed	Management states that the rating factor in the data file is different and lower than the rating factor in the source document, as per guidance given to the Company verbally and via email from Moody’s.
GRPPML_F01_02TLN_CCPL	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed

This specified attribute could not be agreed to any of the sources of priority. Management states that the rating factor in the data file is different and higher than the rating factor corresponding to the Moody’s public credit rating of the loan’s guarantor (Greenko Energy Holdings), as per guidance given to the Company verbally and via email from Moody’s.

R1.GRPPML_F02_02TLN_CCCS	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed

This specified attribute could not be agreed to any of the sources of priority. Management states that the rating factor in the data file is different and higher than the rating factor corresponding to the Moody’s public credit rating of the loan’s guarantor (Greenko Energy Holdings), as per guidance given to the Company verbally and via email from Moody’s.

CPORTF_F01_01TLN	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed	Not Disclosed	Management states that the rating factor in the data file is different and higher than the rating factor in the source document, as per guidance given to the Company verbally and via email from Moody’s.
GRKWIN_F02_02BND_SD	Bayfront VII Asset Portfolio_2025-10-21.xlsx	Not Disclosed

This specified attribute could not be agreed to any of the sources of priority. Management states that the rating factor in the data file is different and higher than the rating factor corresponding to the Moody’s public credit rating of the bond’s guarantor (Greenko Energy Holdings), as per guidance given to the Company verbally and via email from Moody’s.

Margin over SOFR
R1.GRPPML_F01_02TLN_CCPL	Bayfront VII Asset Portfolio_2025-10-21.xlsx	A flat margin is utilized, with no margin step up included in the CCAF loan file.	The interest margin step-ups upon 24 months after the first Utilization Date to and including the Termination Date.	Management states that the Company made an assumption and did not incorporate the margin step-up in the loan file.
SARAWA_F01_01TLN_MUFG	Bayfront VII Asset Portfolio_2025-10-21.xlsx	The interest margin steps down after Project Completion Date.	Expected Project Completion Date is based on CCAF's assumption of 25 Jan 2026, as the completion certificate is not available yet.	Management states that the Company made an assumption of Project Completion Date of 25 Jan 2026, supported by the progress report produced by the lenders’ technical consultant, which would trigger the margin step-down, as recorded in the loan file.

BOLDUS_F01_01TLN	Bayfront VII Asset Portfolio_2025-10-21.xlsx	The interest margin steps up upon the fourth anniversary of the Closing Date to the Loan Maturity Date.	Adopted on the basis that the leverage ratio will maintain at its current level until the second anniversary, i.e. 28 January 2027, and remain in the same range thereafter.	Management states that the Company made an assumption that the leverage ratio remains within its current range (which correspond to the lowest margin within the leverage vs. margin grid) and, therefore, recorded no margin step-up in the loan file.

We were not requested to perform, and we have not performed, any procedures other than those outlined above. We have not verified, and we make no representation as to, the completeness, accuracy or reasonableness of management’s statements referring to responses to findings noted in the Comments column above.